Exhibit 99.1

Unaudited Pro Forma Financial Statements

On November 28, 2017, Rice Bran Technologies (the Company) completed the divestiture of its subsidiary, Nutra SA, LLC (Nutra SA), pursuant to the transaction previously reported in the Company’s current report on Form 8-K filed with the SEC on December 4, 2017.

The unaudited pro forma financial statements have been developed by applying pro forma adjustments to the Company’s historical consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America and give effect to the divestiture of Nutra SA.  The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2017 and 2016, and for the years ended December 31, 2016 and 2015, assume that the divestiture of Nutra SA occurred January 1, 2015.  The unaudited pro forma condensed consolidated balance sheet as of September 30, 2017, assumes that the divestiture occurred on that date.  The unaudited pro forma condensed consolidated financial statements are presented based on currently available information and are intended for informational purposes only.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the Company’s results of operations or financial condition would have been had the divestiture been completed on the dates assumed.  In addition, they are not necessarily indicative of the Company’s future results of operations or financial condition.  Beginning in the second quarter of 2017, the historical financial results of Nutra SA for periods prior to the divestiture were reflected in the Company’s consolidated financial statements as discontinued operations.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with (i) the accompanying notes to the unaudited pro forma condensed consolidated financial statements, (ii) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K for the year ended December 31, 2016, filed with the SEC on March 23, 2017, and (iii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” included in the Company’s Form 10-Q for the three and nine months ended September 30, 2017, filed with the SEC on November 9, 2017.

RiceBran Technologies
Pro Forma Condensed Consolidated Statements of Operations
Unaudited Nine Months Ended September 30, 2017
 (in thousands, except share and per share amounts)

	Historical	Nutra SA Divestiture Pro Forma Adjustments	Notes	Pro Forma

Revenues	$10,206			$10,206
Cost of goods sold	7,081			7,081
Selling general and administrative expenses	7,428			7,428
Other expense	9,117			9,117
Loss before income taxes	(13,420)			(13,420)
Income tax benefit	5,033			5,033
Loss from continuing operations	(8,387)			(8,387)
Loss from discontinued operations, net of tax	6,823	$3,863	(a)	10,686
Net income (loss)	(1,564)			2,299
Less - Net loss attributable to noncontrolling interest in discontinued operations	(1,359)	1,359	(a)	-
Net income (loss) attributable to RiceBran Technologies shareholders	(205)			2,299
Less - Dividends on preferred stock, beneficial conversion feature	778			778
Net income (loss) attributable to RiceBran Technologies common shareholders	$(983)			$1,521

Basic earnings (loss) per common share:
Continuing operations	$(0.86)			$(0.86)
Discontinued operations	0.77			1.00
Basic earnings (loss) per common share - RiceBran Technologies	$(0.09)			$0.14

Diluted earnings (loss) per common share:
Continuing operations	$(0.86)			$(0.86)
Discontinued operations	0.77			1.00
Diluted earning (loss) per common share - RiceBran Technologies	$(0.09)			$0.14

Weighted average number of shares outstanding:
Basic	10,644,372			10,644,372
Diluted	10,644,372			10,644,372

See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

RiceBran Technologies
Pro Forma Condensed Consolidated Statements of Operations
Unaudited Nine Months Ended September 30, 2016
(in thousands, except share and per share amounts)

	Historical	Nutra SA Divestiture Pro Forma Adjustments	Notes	Pro Forma

Revenues	$9,748			$9,748
Cost of goods sold	7,199			7,199
Selling general and administrative expenses	9,428			9,428
Other income	(560)			(560)
Loss before income taxes	(6,319)			(6,319)
Income tax benefit	1,344			1,344
Loss from continuing operations	(4,975)			(4,975)
Income (loss) from discontinued operations, net of tax	(4,829)	$7,438	(a)	2,609
Net loss	(9,804)			(2,366)
Less - Net loss attributable to noncontrolling interest in discontinued operations	(2,416)	2,416	(a)	-
Net loss attributable to RiceBran Technologies shareholders	(7,388)			(2,366)
Less - Dividends on preferred stock, beneficial conversion feature	551			551
Net loss attributable to RiceBran Technologies common shareholders	$(7,939)			$(2,917)

Basic earnings (loss) per common share:
Continuing operations	$(0.60)			$(0.60)
Discontinued operations	(0.26)			0.29
Basic loss per common share - RiceBran Technologies	$(0.86)			$(0.31)

Diluted earnings (loss) per common share:
Continuing operations	$(0.60)			$(0.60)
Discontinued operations	(0.26)			0.29
Diluted loss per common share - RiceBran Technologies	$(0.86)			$(0.31)

Weighted average number of shares outstanding:
Basic	9,281,942			9,281,942
Diluted	9,281,942			9,281,942

See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

RiceBran Technologies
Pro Forma Condensed Consolidated Statements of Operations
Unaudited Year Ended December 31, 2016
(in thousands, except share and per share amounts)

	Historical	Nutra SA Divestiture Pro Forma Adjustments	Notes	Pro Forma

Revenues	$39,405	$(6,745)	(b)	$32,660
Cost of goods sold	31,436	(8,423)	(b)	23,013
Selling general and administrative expenses	19,100	(5,279)	(b)	13,821
Other expense (income), net	78	(1,378)	(b)	(1,300)
Loss before income taxes	(11,209)			(2,874)
Income taxes	(41)			(41)
Net loss	(11,250)			(2,915)
Net loss attributable to noncontrolling interest	2,720	(2,720)	(b)	-
Net loss attributable to RiceBran Technologies shareholders	(8,530)			(2,915)
Less - Dividends on preferred stock, beneficial conversion feature	551			551
Net loss attributable to RiceBran Technologies common shareholders	$(9,081)			$(3,466)

Loss per share attributable to common shareholders
Basic	$(0.97)			$(0.37)
Diluted	$(0.97)			$(0.37)

Weighted average number of shares outstanding
Basic	9,338,370			9,338,370
Diluted	9,338,370			9,338,370

See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

RiceBran Technologies
Pro Forma Condensed Consolidated Statements of Operations
Unaudited Year Ended December 31, 2015
(in thousands, except share and per share amounts)

	Historical	Nutr SA Divestiture Pro Forma Adjustments	Notes	Pro Forma

Revenues	$39,896	$(16,601)	(b)	$23,295
Cost of goods sold	31,826	(15,949)	(b)	15,877
Selling general and administrative expenses	14,346	(3,518)	(b)	10,828
Other expense, net	4,476	(2,323)	(b)	2,153
Loss before income taxes	(10,752)			(5,563)
Income taxes	176			176
Net loss	(10,576)			(5,387)
Net loss attributable to noncontrolling interest	2,308	(2,308)	(b)	-
Net loss attributable to RiceBran Technologies shareholders	(8,268)			(5,387)
Less Dividends on preferred stock, beneficial conversion feature	-			-
Net loss attributable to RiceBran Technologies common shareholders	$(8,268)			$(5,387)

Loss per share attributable to common shareholders
Basic	$(0.90)			$(0.59)
Diluted	$(0.90)			$(0.59)

Weighted average number of shares outstanding
Basic	9,187,983			9,187,983
Diluted	9,187,983			9,187,983

See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

RiceBran Technologies
Pro Forma Condensed Consolidated Balance Sheets
Unaudited September 30, 2017
(in thousands)

	Historical	Nutra SA Divestiture Pro Forma Adjustments	Notes	Pro Forma
ASSETS
Cash and cash equivalents	$8,187	$(615)	(c)	$7,572
Restricted cash	775			775
Accounts receivable, net	1,384			1,384
Inventories	758			758
Deposits and other current assets	359			359
Property and equipment, net	7,123	50	(c)	7,173
Intangible assets, net	135			135
Assets held for sale	14,183	(14,183)	(d)	-
Total assets	$32,904			$18,156

LIABILITIES
Accounts payable and accruals	$1,443			$1,443
Long-term debt	32			32
Derivative warrant liabilities	769			769
Deferred tax liability	29			29
Liabilities held for sale	18,239	(18,239)	(d)	-
Total liabilities	20,512			2,273

EQUITY
Preferred stock	738			738
Common stock	278,079			278,079
Accumulated deficit	(260,802)	(2,132)	(e)	(262,934)
Accumulated deficit attributable to noncontrolling interest	(1,370)	1,370	(f)	-
Accumulated other comprehensive loss	(4,253)	4,253	(g)	-
Total equity	12,392			15,883
Total liabilities and equity	$32,904			$18,156

See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

RiceBran Technologies
Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

The unaudited pro condensed consolidated forma financial statements give effect to the divestiture of Nutra SA, LLC (Nutra SA).  The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2017 and 2016, and for the years ended December 31, 2016 and 2015, are presented as if the sale occurred as of the beginning of those periods.  The unaudited pro forma condensed consolidated balance sheet as of September 30, 2017, is presented as if the divestiture occurred on that date.

(a)
These adjustments reflect the elimination of the results of operations of Nutra SA, which have been classified as discontinued operations in the historical financial statements since the second quarter of 2017.

(b)	These adjustments reflect the elimination of the results of operations of Nutra SA.
(c)	This adjustment reflects the $540 thousand cash paid at closing and $75 thousand of legal and other costs of the transaction, as well as the $50 thousand of Nutra SA property retained.
(d)	This adjustment reflects the elimination of the assets and liabilities of Nutra SA, which have been classified as held for sale in the historical financial statements since the second quarter of 2017.
(e)
This adjustment reflects the estimated loss arising from the transaction.  The estimated loss has not been reflected in the accompanying statements of operations as it is considered to be nonrecurring in nature.  No adjustment has been made to the to give effect to any potential post-closing adjustments under the terms of the agreement.

(f)	This adjustment reflects the elimination of the redeemable noncontrolling interest in Nutra SA, which was included in the determination of the loss on the divestiture.
(g)
This adjustment reflects the elimination of the cumulative foreign currency translation adjustment interest related to Nutra SA accounts, which was included in the determination of the loss on the divestiture.